UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 13, 2023, AEye, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (the “Nasdaq”) stating that, as a result of the previously disclosed resignation of Wen H. Hsieh from the Board of Directors of the Company (the “Board”) and the Audit Committee of the Board (the “Audit Committee”), effective August 15, 2023, the Company is no longer in compliance with Nasdaq Listing Rule 5605, which, in relevant part, requires the Audit Committee to consist of at least three members, each of whom must be an independent director under the Nasdaq Listing Rules and meet the heightened independence standards for audit committee members under the Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended.

The Notice indicates that, consistent with Nasdaq Listing Rule 5605(c)(4), Nasdaq is providing the Company a cure period to regain compliance as follows: (i) until the earlier of the Company’s next annual meeting of stockholders or August 15, 2024; or (ii) if the next annual meeting of stockholders is held before February 12, 2024, then the Company must evidence compliance no later than February 12, 2024. In the event the Company does not regain compliance prior to the expiration of the applicable cure period, the Nasdaq Listing Rules require the Nasdaq’s Staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Notice has no immediate effect on the Company’s Nasdaq listing and its common stock will continue to be listed under the symbol “LIDR.”

Due to the vacancy on the Audit Committee, the Company intends to rely on the cure period provided by the Nasdaq Listing Rule 5605(c)(4). The Company is evaluating the appropriate membership and composition of its Board and Board committees and intends to regain compliance with the Nasdaq Listing Rule 5605 prior to the expiration of the applicable cure period granted under Nasdaq Listing Rule 5605(c)(4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: September 15, 2023
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary